EXHIBIT 10


                               AMENDMENT NO. 2 TO
                             THE PURCHASE AGREEMENT

     This Amendment No. 2 to the Purchase Agreement dated as of June 22, 2005 (this "Amendment") to that certain Purchase Agreement, dated March 30, 2005 (the "Original Agreement"), by and among International DisplayWorks, Inc., a Delaware corporation ("IDW"); International DisplayWorks (Hong Kong) Limited, a Hong Kong company and a wholly owned subsidiary of IDW ("IDW HK"); Three-Five Systems, Inc., a Delaware corporation ("TFS"); TFS International, Ltd., a company formed under the laws of Bermuda and a wholly owned subsidiary of TFS ("TFSI"); and Three-Five Systems (Beijing) Co., Ltd., a corporate entity formed under the laws of the People's Republic of China and a wholly owned subsidiary of TFSI ("TFSB"). IDW, IDW HK, TFS, TFSI, and TFSB are referred to individually herein as a "Party" and collectively herein as the "Parties."). Capitalized terms used herein and not otherwise defined shall have the meaning assigned in the Original Agreement.

                                   WITNESSETH:

     WHEREAS, the Parties desire to clarify, amend and restate certain terms and conditions as provided for herein with an effective date as set forth below.

     NOW, THEREFORE, for and in consideration of the mutual promises and conditions made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Change to Earn Out Provisions. Section 2(c)(i)(B) of the Agreement is hereby amended to read in its entirety as follows:

                  2.)(c)(i)(B) The payment of the Earn-Out Amount (the "Earn-Out Payment"), if any, shall be paid in the form of common stock of IDW, based on the trailing five day average closing price preceding March 31, 2006. The Earn-Out Payment shall be due and payable on May 1, 2006. Notwithstanding the foregoing, in the event future events would result in issuance of more than 19.9% of the issued and outstanding shares of IDW common stock, as measured on the date of this Original Agreement, then no such Earn-Out Payment in excess of the 19.9% will be made until such time as IDW obtains stockholder approval for issuance of such shares, and IDW will use its reasonable best efforts to obtain such stockholder approval prior to such date.

     2. Effect of Amendment. Except as expressly amended hereby, the Original Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect. To the extent that there are any inconsistencies between this Amendment and the Original Agreement, the terms and provisions of this Amendment shall control.

     3.  Retroactive   Effect.  The  foregoing   amendments  shall  have  effect
retroactive as of execution and delivery of the Original Agreement on March 30, 2005.

     4.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

     5. Facsimile. Executed copies of this Amendment may be exchanged via facsimile, and such signatures shall be deemed as originals.


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     IN WITNESS WHEREOF, this Amendment is executed and appended to the Original
Agreement as of the effective date set forth above.

                                 International Displayworks, Inc.
                                 a Delaware corporation

                                 By: __________________________
                                 Name:________________________
                                 Title:_________________________


                                 International Displayworks (Hong Kong) Limited, a Hong Kong company

                                 By: __________________________
                                 Name:________________________
                                 Title:_________________________


                                 Three-Five Systems, Inc.,
                                 a Delaware corporation

                                 By: __________________________
                                 Name:________________________
                                 Title:_________________________

                                 TFS International, Ltd.,
                                 a company formed under the laws of Bermuda

                                 By: __________________________
                                 Name:________________________
                                 Title:_________________________

                                 Three-Five Systems (Beijing) Co., Ltd.,
                                 a corporate entity formed under the laws of the People's Republic of China

                                 By: __________________________
                                 Name:________________________
                                 Title:_________________________